Inventories	12 Months Ended
Dec. 31, 2019
Inventory Disclosure [Abstract]
INVENTORIES
6.	INVENTORIES

Inventories as of December 31, 2019 and 2018 consist of the following:

	2019	2018

Raw materials	$25,985	$27,638
Work in progress	779	902
Finished goods	1,060,615	1,320,562
Total inventories	$1,087,379	$1,349,102
Less: inventory impairment loss	(2,363)	-
Inventories, net	1,085,016	1,349,102

During the years ended December 31, 2019, 2018 and 2017, write-downs of inventories to lower of cost or net realizable value of $2,363, $0 and $(73,860), respectively, were (credited against) charged to costs of revenue in relation to the Company's operations. Subsequent sale of impaired inventory items is recorded as credits to inventory write-downs previously recorded.